SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



   Date of Report (Date of earliest event reported) January 23, 2002
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


  Pennsylvania                   0-10822                      25-1229323
(State of other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
           (Address of principal executive offices)              (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673

     ______________________________________________________
  (Former name or former address, if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          ViaCirq, a subsidiary of BICO, Inc., has sponsored the first and only long-term Quality of Life study with Wake Forest University Baptist
          Medical Center involving patients who have survived greater than three years following intraperitoneal hyperthermia (IPH), in conjunction with cytoreductive surgery and chemotherapy. The results of this long-term
          Quality of Life study have been accepted for presentation at the 55th Annual Society of Surgical Oncology Cancer Symposium in March of
          2002.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  January 23, 2002



  BICO SUBSIDIARY VIACIRQ ANNOUNCES RESULTS OF LONG -TERM
 QUALITY OF LIFE STUDY USING INTRAPERITONEAL HYPERTHERMIA


     January 23, 2002 - Pittsburgh, PA - ViaCirq, a subsidiary of BICO, Inc. (OTCBB:BIKO), has sponsored the first and only long-term Quality of Life study with Wake
Forest University Baptist Medical Center involving patients who have survived greater than three years following intraperitoneal hyperthermia (IPH), in conjunction with cytoreductive surgery and chemotherapy.

     Seventeen patients, who have survived three  to  eight
years postoperatively, (primary tumor sites were cancer  of
the  appendix,  10;  large intestine, 5;  ovarian,  1;  and
peritoneum 1) participated in the long-term Quality of Life
study.  These patients were treated by Brian Loggie,  M.D.,
a  surgical  oncologist,  in  a National  Cancer  Institute
supported  study  on the efficacy of cytoreductive  surgery
plus intraperitoneal hyperthermic chemotherapy. The Quality
of  Life  measures  included the Functional  Assessment  of
Cancer   Therapy  and  its  subscales  measuring  physical,
social/family,  emotional and functional  well-being.   Ten
patients (62.5%) described their health as excellent/very good.

     The results of this long-term Quality of Life study have been accepted for presentation at the 55th Annual
Society  of Surgical Oncology Cancer Symposium in March  of
2002.

     Cancer  that has spread to the lining of the abdominal
cavity  (peritoneal carcinomatosis) is a result of advanced
stages  of  gastric cancer, colorectal cancer,  appendiceal
cancer,  ovarian  cancer  and pancreatic  cancer.   Medical
studies  further indicate this form of cancer is associated
with  poor  prognosis  and dismal quality  of  life.   Most
clinicians do not talk of curative options for these patients, but rather comfort and palliation of symptoms.

     This   unique  procedure,  pioneered  at  Wake  Forest
University  Baptist Medical Center and  now  offered  as  a
standard-of-care  for patients with this  advanced  cancer,
combines    cytoreductive   surgery,    chemotherapy    and
intraperitoneal hyperthermia, which has yielded positive survival and quality of life outcomes for patients with limited options.

      ViaCirq,  Inc.,  the developer and  marketer  of  the
ThermoChem   HT   System,  which  delivers  intraperitoneal
hyperthermia, has standardized the procedure, enabling other medical institutions to provide this potentially life-extending treatment. The ThermoChem HT System is currently being used by 13 medical centers nationwide.

       Dr.  Richard  McQuellon,  Director  of  Psychosocial
Oncology  and  Associate  professor  at  the  Wake   Forest
University  School  of  Medicine led  the  study  team.  He
reported   that,  "While  quality  of  life  is  important,
survival   is  precious.  We  know  from  these   long-term
survivors   that  a  life  of  quality  can  be   recovered
relatively  quickly  following  IPHC  treatment  and   that
extended   survival  is  possible.  These   survivors   are
pioneers."

     BICO, Inc. has its corporate offices in Pittsburgh and
is   involved   in  the  development  and  manufacture   of
biomedical  devices  and environmental  solutions.   BICO's
subsidiary, ViaCirq, Inc., also located in Pittsburgh, PA, is committed to developing, manufacturing and marketing leading-edge hyperthermia products and services of the highest quality and value.

FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204 www.bico.com www.viacirq.com